ANNUAL
                                    REPORT

                        [american century logo(reg. sm)]
                                    American
                                Century(reg.tm)

                                MARCH 31, 1998

                                    BENHAM
                                     GROUP

                          Premium Government Reserve
                            Premium Capital Reserve

                               TABLE OF CONTENTS
Report Highlights .........................................................    1
Our Message to You ........................................................    2
Services Update ...........................................................    3
Credit Review .............................................................    4
Premium Government Reserve
           Performance & Portfolio Information ............................    5
           Management Q & A ...............................................    6
           Schedule of Investments ........................................    8
           Financial Highlights ...........................................   20
Premium Capital Reserve
           Performance & Portfolio Information ............................    9
           Management Q & A ...............................................   10
           Schedule of Investments ........................................   12
           Financial Highlights ...........................................   21
Statements of Assets and Liabilities ......................................   15
Statements of Operations ..................................................   16
Statements of Changes in Net Assets .......................................   17
Notes to Financial Statements .............................................   18
Independent Auditors' Report ..............................................   22
Retirement Account Information ............................................   23
Background Information
           Investment Philosophy & Policies ...............................   24
           Comparative Indices ............................................   24
           Lipper Rankings ................................................   24
           Investment Team Leaders ........................................   24
Glossary ..................................................................   25

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century          Twentieth Century
         Group                     Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
Premium Government Reserve
  Premium Capital Reserve

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                         AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

CREDIT REVIEW

*   Corporate credit conditions remained healthy during the past year.

* Thanks to our credit research team, our money market funds have avoided Japanese banks, which continued to deteriorate as a result of the Asian financial meltdown.

* Our credit team has doubled in size over the past year; a larger and more diverse group will give us a better opportunity to add value to our funds.

PREMIUM GOVERNMENT RESERVE

* The fund returned 5.25% for the fiscal year ended March 31, 1998. (See Total Returns on page 5.)

* We shortened Premium Government Reserve's average maturity in early 1998 because we weren't getting much extra yield for longer-maturity securities.

* With money market yields in a narrow range, we bought more agency securities when yields were at the top of the range and did more selling when yields were at the bottom of the range.

* We cut back on government discount notes because we found more attractive values among traditional government notes.

* It's likely that the Federal Reserve will keep interest rates steady in the coming months, but if the Fed moves, we expect it to raise rates.

* We plan to maintain the portfolio's current neutral positioning until there is a clearer direction for interest rates.

PREMIUM CAPITAL RESERVE

* The fund returned 5.38% for the fiscal year ended March 31, 1998 (See Total Returns on page 9.)

* We left the portfolio in a neutral position for most of the period, reflecting the prevailing uncertainty about the future direction of interest rates.

* The financial crisis in Southeast Asia had little impact on Premium Capital Reserve. We reduced our modest Japanese industrial holdings and replaced them with higher-quality U.S. securities.

* To help boost the fund's yield, we bought more variable-rate notes, whose yields are typically higher than those of fixed-rate securities.

* We believe interest rates should remain stable in the near term, especially while U.S. economic strength and Asian economic weakness continue to offset each other.

* As long as interest rates remain stable, we plan to maintain the portfolio's current neutral positioning. In addition, we'll look to diversify our holdings with commercial paper issued by U.S. industrial companies.


                    PREMIUM
              GOVERNMENT RESERVE

TOTAL RETURNS:              AS OF 3/31/98
     6 Months                      2.59%*
     1 Year                         5.25%

7-DAY CURRENT YIELD:                5.10%

NET ASSETS:                 $44.5 million
     (AS OF 3/31/98)

INCEPTION DATE:                    4/1/93

TICKER SYMBOL:                      TWPXX


                    PREMIUM
                CAPITAL RESERVE

TOTAL RETURNS:               AS OF 3/31/98
     6 Months                       2.67%*
     1 Year                          5.38%

7-DAY CURRENT YIELD:                 5.22%

NET ASSETS:                 $182.5 million
     (AS OF 3/31/98)

INCEPTION DATE:                     4/1/93

TICKER SYMBOL:                       TCRXX

* Not annualized.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the funds will be able to maintain a stable $1.00 share price.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    During the 12 months ended March 31, 1998, the Federal Reserve held short-term interest rates steady against a backdrop of low inflation, an improving federal budget, and a healthy economy. As a result, money market yields were relatively stable. Shareholders in Premium Government Reserve and Premium Capital Reserve continued to enjoy competitive money market returns.

    The past year has been eventful for American Century. We gained a powerful business partner in January, when J.P. Morgan became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a highly diverse menu of investment options and services.

    Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December. With the integration of Benham and Twentieth Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Jim created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    We're also working  hard to prepare our  computer  systems for the year 2000
(Y2K). The Y2K problem, which has been widely publicized in the financial press, refers to the possible inability of computer systems to distinguish between the years 1900 and 2000 when the new millenium begins. Like other financial companies, many of our computer operations involve some type of date comparison or date calculation. Although much of our system is already Y2K compliant, we anticipate the rest will be in compliance by the end of this year.

    In closing, we are proud to note that 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility. We believe American Century has an outstanding group of funds to help you reach your financial goals.

    Thank you for your investment.

Sincerely,

/s/James E. Stowers, Jr.                     /s/James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Chairman of the Board and Founder            Chief Executive Officer


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                                SERVICES UPDATE

    We get many questions from money market investors about our services. Here are answers to several frequently asked questions.

IS THERE A FEE FOR WRITING CHECKS AGAINST MY MONEY MARKET FUND?

    No. You can write as many checks as you want at no charge, as long as each one is for $100 or more.

BESIDES WRITING A CHECK, HOW ELSE CAN I ACCESS MY MONEY?

    There are a couple of easy ways. First, we can send a check directly to you at your address of record. All you need to do is give us a call or write us a letter requesting the check, and we'll send it right out to you.

    We can also make automatic deposits from your money market fund to your bank account. Just make sure we have all of your bank information on file, and then give us a call to request a direct transfer to your bank account.

IS THERE A LIMIT TO THE NUMBER OF EXCHANGES I CAN MAKE OUT OF MY MONEY MARKET FUND?

    No. Exchanges involve moving money from one American Century fund to another. Although there is a limit of six exchanges per calendar year out of our bond and stock funds, there is no limit for money market funds.

Exchanges can be made by:

*   calling an Investor Services representative
    (1-800-345-2021)

*   dialing into our Automated Information Line
    (1-800-345-8765)

*   writing us a letter

*   connecting to our Web site
    (www.americancentury.com)

    You can also make exchanges through our Automatic Exchange plan or Open Order service.

HOW DO OPEN ORDERS WORK?

    Open Orders enable you to buy or sell shares in a mutual fund automatically at a price you designate. Here's how it works:

* To Buy--select a fund in which you wish to invest and specify a price at which you'd like to buy shares. Because the object is to buy low, the price you specify must be at or below the fund's last closing price. If the fund's price closes at or below your specified price, we will automatically move the amount you designated from your money market fund into an account in the fund you selected.

* To Sell--select a fund in which you own shares and specify a price at which you'd like to sell them. Because the object is to sell high, the price you specify must be at or above the fund's last closing price (we can't place stop-loss orders). If the fund's price closes at or above your specified price, we'll sell the number of shares you designated and move the proceeds into your money market fund.

Some other notes about Open Orders:

* Open Orders last for a maximum of 90 days and may be canceled or extended whenever you choose.

* Once you've placed, canceled, or modified your Open Order, we'll send a letter confirming your decision to your address of record.

IF  YOU  HAVE  ANY  QUESTIONS   ABOUT  OUR   SERVICES,   CALL  US  TOLL-FREE  AT
1-800-345-2021 OR E-MAIL US AT OUR WEB SITE (WWW.AMERICANCENTURY.COM).


ANNUAL REPORT                                       SERVICES UPDATE       3


                                 CREDIT REVIEW

CREDIT CONDITIONS STILL STRONG OVERALL

    During the year ended March 31, 1998, corporate credit conditions in the U.S. remained healthy. The U.S. economy grew by 3.6% for the year, which boosted earnings growth for many businesses and helped keep corporate credit quality at its highest level this decade.

ASIAN FLU

    We've written before about the domestic problems facing Japanese banks, from overcapacity to weak underwriting to bad real estate loans. The financial meltdown in Asia has broadened the scope of their problems and further weakened their credit quality. By repeating domestic lending mistakes across Asia, Japanese banks have become more vulnerable than ever.

    Our credit research team anticipated the Japanese banking system's problems some time ago. Our money market funds have not invested in any securities issued or backed by Japanese banks over the past year, and there are no Japanese banks currently on our "approved list"--the list of money market security issuers that meet our stringent internal credit requirements.

    It is clear that the Japanese government needs to take some corrective action to reform its banking system, but instead it is simply pouring money into the system just to keep it afloat. Until serious reform occurs (if it ever does), our funds will continue to stay away from the Japanese banking sector.

    In contrast, there are several non-financial Japanese companies on our approved list. These companies have several characteristics that we like:

* WORLDWIDE FOCUS--they do business on a global scale, and by exporting to other regions, they've been able to offset economic weakness at home.

* MARKET DOMINATION--they are among the top companies in their respective industries worldwide.

* DEEP POCKETS--all have the financial resources to survive challenges like the Asian economic downturn.

CREDIT TEAM EXPANSION

    American Century's corporate credit analysis team added four members during the fiscal year ended March 31, bringing the total number of analysts to nine. The tenth member of our team will begin in June.

    A larger and more diverse credit team gives us a better opportunity to add value to our funds. For example, we've expanded our international expertise, which gives our fund managers more investment alternatives without compromising our high credit standards.

    In addition, we are able to look into and get comfortable in complex areas that others are not as familiar with, such as asset-backed securities. As a result, our management teams can get better value out of their investments in these areas.


--------------------------------------------------------------------------------
CORPORATE CREDIT RESEARCH TEAM
--------------------------------------------------------------------------------
   Director               Greg Afiesh

   Senior Analyst         Ed Grant

   Analysts Michael Difley, Kristine Iwafuchi, Lynda Lowry, Gina Sanchez, Tom Vaiana, Daniel Baker

   Associate Analysts     Sudha Mani, Kalpesh Dadbhawala
--------------------------------------------------------------------------------

4      CREDIT REVIEW                          AMERICAN CENTURY INVESTMENTS


                          PREMIUM GOVERNMENT RESERVE

                                                                              AVERAGE ANNUAL RETURNS
                                          6 MONTHS          1 YEAR           3 YEARS      LIFE OF FUND(2)
------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF MARCH 31, 1998(1)

Premium Government Reserve ...............  2.59%            5.25%            5.27%        4.63%

90-Day Treasury Bill Index ...............  2.14%            4.74%            5.10%        4.67%

Average Institutional U.S. Government
Money Market Fund(3) .....................  2.63%            5.33%            5.33%        4.74%(4)

Fund's Ranking Among Institutional
U.S. Government Money Market Funds(3) ....   --          54 out of 81     44 out of 69    37 out of 49(4)

(1) Returns for periods less than one year are not annualized.

(2) Inception date was April 1, 1993.

(3) According to Lipper Analytical Services.

(4) Since 4/30/93, the date nearest the fund's inception for which data are available.

See pages 24-25 for more information about returns, the comparative index and Lipper fund rankings.


YIELDS AS OF MARCH 31, 1998
                                      7-DAY            7-DAY
                                     CURRENT         EFFECTIVE
                                      YIELD            YIELD
Premium Government Reserve            5.10%            5.23%

Yields are defined in the Glossary on page 25.


PORTFOLIO AT A GLANCE
                                     3/31/98          3/31/97
Number of Securities                   27               29
Weighted Average Maturity            49 days          40 days
Expense Ratio                         0.45%            0.45%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.

Many of the investment terms in this report are defined in the Glossary on page 25.


ANNUAL REPORT                            PREMIUM GOVERNMENT RESERVE       5


                          PREMIUM GOVERNMENT RESERVE

MANAGEMENT Q & A

    An interview with Amy O'Donnell, a portfolio manager on the Premium Government Reserve fund investment team.

HOW DID THE FUND PERFORM DURING THE PAST YEAR?

    For the fiscal year ended March 31, 1998, Premium Government Reserve's total return was 5.25%, compared with the 5.33% average return of the 81 "Institutional U.S. Government Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

    Although the fund is categorized as an institutional fund, it is intended for "high net worth" individuals rather than institutions. Institutional funds tend to have higher minimum balances (e.g., $1 million or more) and lower expenses (an average of 0.18% per year, compared to the fund's 0.45%). However, for individuals who are able to meet Premium Government Reserve's $100,000 minimum investment, the fund generally provides better yields than are available from non-institutional government money market funds.

    For example, the fund's 7-day effective yield as of March 31, 1998, was 5.23%, compared with the 5.00% yield of the average non-institutional government money market fund (according to Lipper).

YOU SHORTENED THE FUND'S AVERAGE MATURITY DURING THE PAST SIX MONTHS. WHY?

    In the first quarter of 1998, many market participants began to expect the Federal Reserve to lower interest rates. As a result, investors pushed the yields on longer-term money market securities lower. We sold many of the fund's longer-term securities at a profit and invested in shorter-term securities without giving up much yield. These transactions shortened the fund's average maturity from around 60 days at the end of 1997 to 45-50 days in March.

    Overall, though, we remained pretty neutral throughout the fiscal year. We consider an average maturity of 40-60 days to be a neutral position for the fund. We take a neutral position when we're unsure about the future direction of interest rates. With the economic turmoil in Asia calling into question further U.S. economic growth, we didn't feel that there was an iron-clad case for believing that short-term interest rates would rise or fall.

WHY DID YOU REDUCE THE FUND'S STAKE IN GOVERNMENT AGENCY DISCOUNT NOTES OVER THE PAST SIX MONTHS (SEE THE ACCOMPANYING CHART)?

    We found more attractive securities in other segments of the market. For instance, we added some agency notes issued by the Federal Farm Credit Bank
(FFCB) in December when they offered better yields than many discount notes.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/98)
U.S. Government Agency
  Discount Notes            66%
U.S. Government
  Agency Notes              30%
Repurchase Agreements        4%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
U.S. Government Agency
  Discount Notes            93%
U.S. Government Agency
  Variable-Rate Notes        4%
U.S. Government
  Agency Notes               3%


6      PREMIUM GOVERNMENT RESERVE             AMERICAN CENTURY INVESTMENTS


                          PREMIUM GOVERNMENT RESERVE

    In addition, we found opportunities to buy traditional government agency notes in "odd lots." An odd lot is a security trade for less than the normal trading unit of a million dollars. Because of their unusual size, odd lots often have higher yields than comparable conventional (or round) lots. Finding good deals among odd lots helped us enhance the fund's yield.

WHAT OTHER STRATEGIES DID YOU USE TO ENHANCE RETURNS?

    One strategy was "range trading," which we use when money market yields remain in a very narrow range, as they did during much of the past six months. When market forces--such as supply and demand imbalances or unexpected economic news--pushed yields to the high end of this range, we tended to buy agency securities; when yields dipped to the low end of the range, we did more selling. By actively exploiting these opportunities, we were able to increase total returns.

WHAT ARE REPURCHASE AGREEMENTS AND WHY  ARE THEY IN THE FUND'S PORTFOLIO?

    In a repurchase agreement, also known as a "repo," the fund buys U.S. government securities from a seller, and the seller agrees to buy the securities back at a prearranged price and date. The repos we invested in were very liquid, short-term securities with maturities of one to seven days.

    Repos are a good place to park cash temporarily while we look for other investment opportunities, but the main reason we're currently holding them is because their yields tend to spike up at the end of calendar quarters. As we went into the end of the first quarter -- which coincides with the end of the fund's fiscal year -- we increased our holdings in repos to take advantage of that phenomenon.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES OVER THE NEXT SIX MONTHS?

    The answer hinges in large part on the economic health of Asia. When problems in that region first surfaced last year, many observers argued that the U.S. economy would slow in response and inflationary threats would cool. However, recent evidence indicates that the effects of Asia's turmoil on the U.S. economy have been fairly mild. Unless the Asian crisis has a more dramatic slowing effect on U.S. economic growth in the months to come, there could be upward pressure on interest rates.

    We believe there's about an even chance that the Fed will hold rates steady over the near term. But if the Fed chooses to act, we think that it is more likely to raise rates to stave off potential inflation rather than to cut them to stimulate the economy.

WITH THAT OUTLOOK IN MIND, WHAT IS YOUR STRATEGY GOING FORWARD?

    Until we have a better feel for where interest rates are headed, we plan to keep the fund's average maturity in a neutral range. That way, we'll be able to reinvest assets quickly to capture rising yields if the Fed raises interest rates.

[pie charts]

PORTFOLIO COMPOSITION BY MATURITY (as of 3/31/98)
1-30 Days          47%
31-60 Days         21%
61-90 Days         12%
91-180 Days        16%
181-397 Days        4%


PORTFOLIO COMPOSITION BY MATURITY (as of 9/30/97)
1-30 Days          70%
31-60 Days          1%
61-90 Days          7%
91-180 Days        22%


ANNUAL REPORT                            PREMIUM GOVERNMENT RESERVE       7


                            SCHEDULE OF INVESTMENTS
                          PREMIUM GOVERNMENT RESERVE

MARCH 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1)

                $1,482,000  FHLB Discount Note, 5.48%,
                                7/6/98                          $  1,460,343

                 3,000,000  FHLMC Discount Note, 5.39%,
                                4/15/98                            2,993,712

                 5,000,000  FHLMC Discount Note, 5.60%,
                                4/23/98                            4,982,889

                   816,000  FHLMC Discount Note, 5.48%,
                                4/24/98                              813,143

                 5,000,000  FHLMC Discount Note, 5.38%,
                                4/30/98                            4,978,351

                 1,500,000  FHLMC Discount Note, 5.40%,
                                6/4/98                             1,485,600

                 1,000,000  FHLMC Discount Note, 5.29%,
                                6/12/98                              989,420

                   300,000  FNMA Discount Note, 5.55%,
                                4/7/98                               299,722

                   400,000  FNMA Discount Note, 5.48%,
                                4/9/98                               399,513

                   900,000  FNMA Discount Note, 5.47%,
                                5/7/98                               895,077

                 2,000,000  FNMA Discount Note, 5.40%,
                                5/11/98                            1,988,000

                 1,277,000  FNMA Discount Note, 5.37%,
                                5/14/98                            1,268,809

                 3,000,000  FNMA Discount Note, 5.37%,
                                5/18/98                            2,978,967

                 2,000,000  FNMA Discount Note, 5.37%,
                                5/20/98                            1,985,382

                   963,000  FNMA Discount Note, 5.41%,
                                6/5/98                               953,593

                   328,000  FNMA Discount Note, 5.45%,
                                6/12/98                              324,425

                   128,000  FNMA Discount Note, 5.45%,
                                6/17/98                              126,508

                   143,000  FNMA Discount Note, 5.45%,
                                6/24/98                              141,182

                 1,000,000  FNMA Discount Note, 5.39%,
                                7/14/98                              984,429

                   900,000  FNMA Discount Note, 5.38%,
                                8/20/98                              881,035
                                                           ---------------------

TOTAL U.S. GOVERNMENT
AGENCY DISCOUNT NOTES--66.2%                                      30,930,100
                                                           ---------------------


Principal Amount                                                     Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES(1)

                $5,000,000  FFCB, 5.62%, 4/1/98                 $  5,000,000

                 2,000,000  FFCB, 5.65%, 7/1/98                    1,999,965

                 1,700,000  FHLB, 5.79%, 10/23/98                  1,701,782

                 2,000,000  FNMA, 6.00%, 4/17/98                   2,000,178

                 2,000,000  FNMA MTN, VRN, 5.32%, 7/1/98           1,997,836

                 1,460,000  SLMA, 6.25%, 6/30/98                   1,462,341
                                                           ---------------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--30.3%                                          14,162,102
                                                           ---------------------

TEMPORARY CASH INVESTMENTS--3.5%

Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 5.90%, dated 3/31/98,
    due 4/1/98 (Delivery value $1,623,266)                         1,623,000
                                                           ---------------------

TOTAL INVESTMENT SECURITIES--100.0%                              $46,715,202
                                                           =====================

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

SLMA = Student Loan Marketing Association

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Coupon rate indicated is effective March 31, 1998.

(1) The rates for U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for U.S. Government Agency securities are the stated coupon rates.

See Notes to Financial Statements


8      PREMIUM GOVERNMENT RESERVE             AMERICAN CENTURY INVESTMENTS


                            PREMIUM CAPITAL RESERVE

                                                                             AVERAGE ANNUAL RETURNS
                                         6 MONTHS          1 YEAR           3 YEARS      LIFE OF FUND(2)
-----------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF MARCH 31, 1998(1)

Premium Capital Reserve .................  2.67%            5.38%            5.36%        4.71%

90-Day Treasury Bill Index ..............  2.14%            4.74%            5.10%        4.67%

Average Institutional
Money Market Fund(3) ....................  2.67%            5.40%            5.38%        4.80%(4)

Fund's Ranking Among Institutional
Money Market Funds(3) ...................   --         103 out of 177    80 out of 144   61 out of 95(4)

(1) Returns for periods less than one year are not annualized.

(2) Inception date was April 1, 1993.

(3) According to Lipper Analytical Services.

(4) Since 4/30/93, the date nearest the fund's inception for which data are available.

See pages 24-25 for more information about returns, the comparative index and Lipper fund rankings.


YIELDS AS OF MARCH 31, 1998
                                      7-DAY           7-DAY
                                     CURRENT        EFFECTIVE
                                      YIELD           YIELD
Premium Capital Reserve               5.22%           5.35%

Yields are defined in the Glossary on page 25.


PORTFOLIO AT A GLANCE
                                     3/31/98         3/31/97
Number of Issuers                      59              42
Weighted Average Maturity            50 days         46 days
Expense Ratio                         0.45%           0.45%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.

Many of the investment terms in this report are defined in the Glossary on page 25.


ANNUAL REPORT                               PREMIUM CAPITAL RESERVE       9


                            PREMIUM CAPITAL RESERVE

MANAGEMENT Q & A

    An interview with Denise Tabacco and John Walsh, portfolio managers on the Premium Capital Reserve fund investment team.

HOW DID THE FUND PERFORM DURING THE PAST YEAR?

    For the fiscal year ended March 31, 1998, Premium Capital Reserve's total return was 5.38%, compared with the 5.40% average return of the 177 "Institutional Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

    Although the fund is categorized as an institutional fund, it is intended for "high net worth" individuals rather than institutions. Institutional funds tend to have higher minimum balances (e.g., $1 million or more) and lower expenses (an average of 0.18% per year, compared to the fund's 0.45%). However, for individuals who are able to meet Premium Capital Reserve's $100,000 minimum investment, the fund generally provides better yields than are available from non-institutional money market funds.

    For example, the fund's 7-day effective yield as of March 31, 1998, was 5.35%, compared with the 4.92% yield of the average non-institutional money market fund (according to Lipper).

HOW WAS THE FUND POSITIONED DURING THE FISCAL YEAR?

    We consider a weighted average maturity of 50-60 days to be a neutral position, which we take when we're unsure about the future direction of interest rates. We moved the fund from a slightly defensive position in the first several months of the period to a more neutral stance for the remainder of the year.

    After beginning the fiscal year with an average maturity of around 45 days, we shortened to a more defensive posture of 30-40 days in May. At the time, we were concerned that the Federal Reserve would raise interest rates to reduce inflationary pressures, and we wanted to be in a position to quickly translate those higher rates into a higher fund yield.

    In the months that followed, however, the inflation threat subsided, and the Fed held interest rates steady. As a result, we extended the fund's average maturity to 60 days in July. Given an uncertain outlook for interest rates stemming from the countervailing forces of an economic slowdown in Southeast Asia and a strong U.S. economy, we maintained an average maturity of 55-60 days until late November.

    The average maturity dipped in December, reflecting a temporary scarcity of attractively priced, longer-maturity paper. When supply bounced back in early 1998, we extended the average maturity back out to about 50-60 days, where it remained until the end of the period.

DID THE FINANCIAL PROBLEMS IN SOUTHEAST ASIA HAVE ANY IMPACT ON THE FUND?

    No. Our credit group spotted the Japanese banking sector's deterioration quite some time ago (see page 4). As a result, the fund's Japanese holdings were minimal and limited to the securities of a handful of strong Japanese industrial companies, like Toyota.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/98)
Commercial Paper           66%
Variable-Rate Notes        18%
Cds                         8%
Asset-Backed Securities     7%
Other 1%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
Commercial Paper           68%
Variable-Rate Notes        17%
Asset-Backed Securities    10%
CDs                         4%
Other                       1%


10      PREMIUM CAPITAL RESERVE                AMERICAN CENTURY INVESTMENTS


                            PREMIUM CAPITAL RESERVE

    As the problems in Southeast Asia intensified, our conservative investment approach led us to further reduce our Japanese industrial holdings. Our credit analysis team continues to closely monitor events in the region to anticipate the impact of continued Asian weakness on other sectors and economies.

    To offset the reduction in Japanese industrial holdings, we added high-quality asset-backed commercial paper (short-term securities backed by a pool of loans or other debt) issued by U.S. companies. We were also able to boost the fund's yield by increasing our investment in variable-rate notes
(VRNs).

HOW DO VRNS HELP ENHANCE THE FUND'S YIELD?

    VRNs are debt securities whose interest rates change when a designated base rate changes. Their yields are typically higher than fixed-rate securities. When choosing VRNs, a primary factor we consider is how the market anticipates Fed interest rate changes and how that affects different types of VRNs.

    For example, some VRNs are tied to the London Interbank Offered Rate (LIBOR) , a money market rate that most banks and corporations track when determining the rate they'll pay to investors on short-term debt. Others are tied to the federal funds rate, the lending rate targeted by the Fed for large overnight loans between commercial banks.

    The yields on LIBOR-related securities tend to anticipate Fed actions, rising before interest rate hikes and falling in advance of rate cuts. When we believe the Fed is poised to raise interest rates, we typically choose securities tied to LIBOR to capture the higher yields as early as possible. Conversely, when we think that the Fed is poised to reduce rates, we lean toward VRNs tied to the federal funds rate because their yields typically stay higher longer than the yields of LIBOR-related securities.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES GOING FORWARD?

    We believe rates should remain stable over the near term, though market sentiment is currently divided. On one hand, the strength of the U.S. economy--as evidenced by very low unemployment, strong retail sales and low inventories--has the potential to re-ignite inflationary pressures and force the Fed to raise rates. On the other hand, we don't know if the economic slowdown in Southeast Asia has had its full impact on the U.S. economy. If problems in Asia translate into slower U.S. economic growth, the Fed could cut rates.

GIVEN THAT OUTLOOK, HOW WILL YOU MANAGE THE FUND OVER THE NEXT SIX MONTHS?

    We plan to maintain the fund's average maturity around our neutral position of 50-60 days until there is definitive and sustained evidence of the direction of U.S. economic growth, inflation and interest rates. Additionally, we'll look for attractively priced commercial paper backed by U.S. industrial companies to diversify away from financial services and bank holdings.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 3/31/98)
A1+             72%
A1              28%


PORTFOLIO COMPOSITION BY CREDIT RATING (as of 9/30/97)
A1+             74%
A1              21%
A2               5%


ANNUAL REPORT                               PREMIUM CAPITAL RESERVE       11


                            SCHEDULE OF INVESTMENTS
                            PREMIUM CAPITAL RESERVE

MARCH 31, 1998

Principal Amount                                                          Value
--------------------------------------------------------------------------------

COMMERCIAL PAPER(1)

BANKING--7.3%

             $  1,000,000  Abbey National North America
                               Corp., 5.42%, 4/1/98               $    1,000,000

                1,500,000  Bankers Trust New York Corp.,
                               5.60%, 4/16/98                          1,496,499

                1,100,000  Garanti Funding Corporation,
                               5.55%,  4/20/98 (LOC:
                               Bayerische Verensbank A.G.)             1,096,778

                2,000,000  Generale Bank S.A., 5.50%,
                               4/7/98                                  1,998,167

                4,900,000  IMI Funding Co. (USA),
                               5.52%-5.68%, 6/4/98 through
                               6/29/98                                 4,838,455

                4,500,000  National Australia Funding
                               (Delaware), Inc., 5.40%, 5/26/98        4,462,875
                                                            --------------------

                                                                      14,892,774
                                                            --------------------

CREDIT CARD & TRADE RECEIVABLES--7.6%

                1,000,000  Charta Corporation, 5.57%,
                               4/13/98 (AMBAC) (Acquired
                               3/2/98, Cost $993,502)(2)                 998,143

                5,000,000  Corporate Receivables Corp.,
                               5.52%, 5/12/98 (LOC: Citibank,
                               N.A.) (Acquired 3/12/98, Cost
                               $4,953,233)(2)                          4,968,567

                4,800,000  Dakota Certificates (Citibank),
                               Series 1995-7, 5.45%-5.50%,
                               4/3/98 through  4/24/98
                               (Acquired 1/20/98 through
                               2/24/98, Cost $4,762,791)(2)            4,794,440

                4,800,000   WCP Funding Inc.,  5.52%-5.53%,
                               5/27/98 through 5/28/98
                               (AMBAC) (Acquired 3/17/98
                               through 3/24/98, Cost
                               $4,749,156)(2)                          4,758,276
                                                            --------------------

                                                                      15,519,426
                                                            --------------------

DIVERSIFIED COMPANIES--3.4%

                 7,100,000  Mitsubishi International,
                                5.50%-5.65%, 4/6/98 through
                                5/22/98                                7,063,861
                                                            --------------------

EDUCATION--0.5%

                 1,100,000  Leland Stanford University, 5.57%,
                                4/30/98                                1,095,064
                                                            --------------------


Principal Amount                                                          Value
--------------------------------------------------------------------------------

ELECTRICAL PRODUCTS--1.7%

              $  3,500,000  Siemens Corp., 5.50%, 6/19/98         $    3,457,757
                                                            --------------------

FINANCIAL SERVICES--16.5%

                 4,000,000  Ameritech Capital Funding Corp.,
                                5.43%, 4/10/98                         3,994,570

                10,200,000  Ford Motor Credit, 5.46%-5.49%,
                                4/3/98 through 6/4/98                 10,158,388

                 7,000,000  General Electric Capital Corp.,
                                5.37%-5.47%, 4/1/98
                                through 6/5/98                         6,955,595

                 3,500,000  General Electric Capital Services,
                                Inc., 5.47%, 4/14/98                   3,493,087

                 5,700,000  General Motors Acceptance Corp.,
                                5.43%, 4/27/98                         5,677,647

                 3,500,000  Hitachi Credit America Corp.,
                                5.55%-5.57%, 4/16/98
                                through 6/11/98                        3,474,528
                                                            --------------------

                                                                      33,753,815
                                                            --------------------

FOOD & BEVERAGE--1.0%

                 2,000,000  Brown-Foreman Corp., 5.55%,
                                4/13/98                                1,996,300
                                                            --------------------

INSURANCE--5.4%

                 5,000,000  American Family Financial Services,
                                Inc., 5.48%-5.52%, 4/2/98
                                through 4/21/98                        4,993,411

                 3,000,000  SAFECO Corporation, 5.50%,
                                4/8/98 (Acquired 1/27/98,
                                Cost $2,967,458)(2)                    2,996,791

                 3,000,000  USAA Capital Corp., 5.44%,
                                4/13/98                                2,994,560
                                                            --------------------

                                                                      10,984,762
                                                            --------------------

LEISURE--2.0%

                 4,200,000  Fuji Photo Film Finance, 5.52%,
                                5/14/98                                4,172,308
                                                            --------------------

METALS & MINING--2.1%

                 4,400,000  Rio Tinto, America, 5.42%-5.46%,
                                4/17/98 through
                                5/15/98 (Acquired 1/14/98 through
                                2/10/98, Cost $4,337,628)(2)           4,376,608
                                                            --------------------

PUBLISHING--0.9%

                1,881,000   Reed Elsevier Inc., 5.55%, 4/8/98          1,878,970
                                                            --------------------

See Notes to Financial Statements


12      PREMIUM CAPITAL RESERVE                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                            PREMIUM CAPITAL RESERVE

MARCH 31, 1998

Principal Amount                                                          Value
--------------------------------------------------------------------------------

RETAIL--1.8%

              $  3,800,000  Southland Corp., 5.42%-5.52%,
                                6/12/98 through 8/18/98           $    3,748,161
                                                            --------------------

SECURITY BROKERS & DEALERS--14.5%

                 5,000,000  BT Securities Corp., 5.37%,
                                7/15/98                                4,921,687

                 8,000,000  Credit Suisse First Boston, 5.41%,
                                4/22/98                                7,974,719

                 8,500,000  Goldman Sachs Group, L.P.,
                                5.42%-5.70%, 4/15/98
                                through 5/6/98                         8,472,893

                 3,500,000  Merrill Lynch & Co., Inc.,
                                5.45%-5.51%, 5/15/98 through
                                5/20/98                                3,475,008

                 5,000,000  Morgan Stanley, Dean Witter,
                                Discover & Co., 5.43%-5.47%,
                                5/8/98 through 5/26/98                 4,969,216
                                                            --------------------

                                                                      29,813,523
                                                            --------------------

SOVEREIGN GOVERNMENTS &
AGENCIES--0.7%

                 1,500,000  Kingdom of Sweden, 5.55%,
                                5/4/98                                 1,492,369
                                                            --------------------

UTILITIES--0.5%

                 1,000,000  National Rural Utilities Cooperative
                                Finance Corp., 5.50%, 4/24/98            996,435
                                                            --------------------

TOTAL COMMERCIAL PAPER--65.9%                                        135,242,133
                                                            --------------------

CORPORATE DEBT

                 5,000,000  Abbey National Treasury Services PLC,
                                Series 1A, VRN, 5.57%,  4/15/98,
                                resets  monthly  off the
                                1-month LIBOR minus 0.12%
                                with no caps                           4,999,348

                 4,000,000  American Express Centurion Bank,
                                VRN, 5.63%, 4/11/98,
                                resets monthly off the 1-month LIBOR
                                minus 0.06% with no caps               4,000,000

                 2,000,000  First Bank N.A., VRN, 5.59%,
                                4/15/98, resets monthly off the
                                1-month LIBOR minus 0.10%
                                with no caps                           1,999,816


Principal Amount                                                          Value
--------------------------------------------------------------------------------

              $  1,500,000  General American Life Insurance
                                Company, VRN, 5.89%, 4/1/98,
                                resets monthly off the 1-month
                                LIBOR plus 0.20% with no caps
                                (Acquired 7/7/97, Cost
                                $1,500,000)(2)(3)                  $   1,500,000

                 4,500,000  General American Life Insurance
                                Company, VRN, 5.89%,  4/1/98,
                                resets  monthly off the 1-month
                                LIBOR plus 0.20% with no caps,
                                (Acquired 1/3/97, Cost
                                $4,500,000)(2)(3)                      4,500,000

                 8,000,000  Key Bank, N.A., VRN, 5.69%, 4/1/98,
                                resets daily off Fed
                                Funds plus 0.07% with no caps          7,998,136

                   358,000  Merrill Lynch & Co., Inc., VRN,
                                6.00%, 4/1/98, resets daily off
                                Fed Funds plus 0.375% with
                                no caps                                  358,226

                 2,000,000  Merrill Lynch & Co., Inc., VRN,
                                5.96%,  4/6/98, resets monthly off
                                the 3-month LIBOR plus
                                0.15% with no caps                     2,004,198

                6,000,000   Transamerica Occidental Life Insurance
                                Co., VRN, 5.69%, 4/1/98, resets
                                monthly off the 1-month LIBOR
                                with no caps (Acquired 6/30/97, Cost
                                $6,000,000)(2)(3)                      6,000,000

                1,600,000   Travelers  Insurance  Company (The),
                                VRN, 5.74%, 4/9/98, resets monthly
                                off the  1-month  LIBOR
                                plus 0.05% with no caps
                                (Acquired 6/9/97, Cost
                                $1,600,000)(2)(3)                      1,600,000

                3,000,000   Travelers  Insurance  Company (The),
                                VRN, 5.74%, 4/23/98, resets monthly
                                off the 1-month  LIBOR
                                plus 0.05% with no caps
                                (Acquired 5/23/97, Cost
                                $3,000,000)(2)(3)                      3,000,000
                                                            --------------------

TOTAL CORPORATE DEBT--18.5%                                           37,959,724
                                                            --------------------

See Notes to Financial Statements


ANNUAL REPORT                               PREMIUM CAPITAL RESERVE       13


                            SCHEDULE OF INVESTMENTS
                            PREMIUM CAPITAL RESERVE

MARCH 31, 1998

Principal Amount                                                          Value
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES

             $     609,648  Americredit Automobile
                                Receivables Trust, Series
                                1997 C, Cl A1, 5.66%, 9/5/98      $      609,648

                   672,119  Americredit Automobile
                                Receivables Trust, Series
                                1997 D, Cl A1, 5.80%, 11/5/98            672,119

                 3,000,000  ABSIT 97-C, VRN, 5.69%,
                                4/15/98, resets monthly off the
                                1-month LIBOR with no caps
                                (Acquired 6/11/97, Cost
                                $3,000,000)(2)                         3,000,000

                   384,129  Barnett Auto Trust,
                                Series 1997 A, Cl A1, 5.65%,
                                10/15/98 (Acquired 9/18/97, Cost
                                $384,129)(2)                             384,129

                 1,173,384  Capital Equipment Receivables
                                Trust, Series 1997-1, Cl A1,
                                5.79%, 12/15/98                        1,173,384

                 1,236,349  Ford Credit Auto Owner Trust,
                                Series 1997 B, Cl A1, 5.75%,
                                10/15/98                               1,236,349

                 4,375,962  Ford Credit Auto Owner Trust,
                                Series 1998 A, Cl A1, 5.55%,
                                2/15/99                                4,375,962

                 3,000,000  Racers Series 1997-MM-8-5,
                                VRN, 5.68%, 4/29/98,
                                resets monthly off the
                                1-month LIBOR minus 0.01%
                                with no caps (Acquired 8/29/97, Cost
                                $3,000,000)(2)                         3,000,000
                                                            --------------------

TOTAL ASSET-BACKED SECURITIES--7.0%                                   14,451,591
                                                            --------------------

CERTIFICATES OF DEPOSIT

                 2,000,000  ABN Amro Bank N.V., 5.79%,
                                3/26/99                                2,000,754

                 4,000,000  Bayerische Landesbank
                                Gironzentrale, 5.66%, 2/22/99          4,000,000

                 2,000,000  Caisse Nationale de Credit
                                Agricole Indosuez, 5.90%,
                                8/11/98                                2,000,000


Principal Amount                                                          Value
--------------------------------------------------------------------------------

              $  3,000,000  Deutsche Bank, A.G., 5.70%,
                                3/5/99                            $    2,998,669

                 4,500,000  Royal Bank of Canada, 5.82%,
                                8/25/98                                4,501,903
                                                            --------------------

TOTAL CERTIFICATES OF DEPOSIT--7.6%                                   15,501,326
                                                            --------------------

BANK NOTES--1.0%

                 2,000,000  BankBoston, N.A., 5.83%, 4/9/98            2,000,000
                                                            --------------------

TOTAL INVESTMENT SECURITIES--100.0%                                 $205,154,774
                                                            ====================


NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Coupon rate indicated is effective March 31, 1998.

resets= The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) The rates for commercial paper are the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is otherwise restricted as to resale and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 1998, was $45,876,954, which represented 25.1% of net assets. Restricted securities which were considered illiquid represented 5.8% of net assets.

(3) Funding Agreement.

See Notes to Financial Statements


14      PREMIUM CAPITAL RESERVE                AMERICAN CENTURY INVESTMENTS


                     STATEMENTS OF ASSETS AND LIABILITIES

                                                PREMIUM              PREMIUM
MARCH 31, 1998                             GOVERNMENT RESERVE    CAPITAL RESERVE

ASSETS

Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes)
  (Note 1) .............................    $    46,715,202     $   205,154,774

Interest receivable ....................            250,677             567,741

Receivable for capital shares sold .....              3,937             381,938
                                            ---------------     ---------------
                                                 46,969,816         206,104,453
                                            ---------------     ---------------
LIABILITIES

Disbursements in excess of
  demand deposit cash ..................            217,578             828,306

Payable for capital shares
  redeemed .............................          2,213,612          22,606,361

Accrued management fees
  (Note 2) .............................             18,113              79,087

Dividends payable ......................             25,761             103,774

Accrued expenses and
  other liabilities ....................                 48                 235
                                            ---------------     ---------------
                                                  2,475,112          23,617,763
                                            ---------------     ---------------
Net Assets .............................    $    44,494,704     $   182,486,690
                                            ===============     ===============
CAPITAL SHARES, $0.01 PAR VALUE

Authorized .............................      1,000,000,000       1,000,000,000
                                            ===============     ===============
Outstanding ............................         44,495,084         182,491,064
                                            ===============     ===============
Net Asset Value Per Share ..............    $          1.00     $          1.00
                                            ===============     ===============
NET ASSETS CONSIST OF:

Capital (par value and
  paid-in surplus) .....................    $    44,495,084     $   182,491,064

Accumulated net realized
  loss on investments ..................               (380)             (4,374)
                                            ---------------     ---------------
                                            $    44,494,704     $   182,486,690
                                            ===============     ===============
See Notes to Financial Statements


ANNUAL REPORT                   STATEMENTS OF ASSETS AND LIABILITIES      15


                           STATEMENTS OF OPERATIONS

                                                PREMIUM              PREMIUM
YEAR ENDED MARCH 31, 1998                  GOVERNMENT RESERVE    CAPITAL RESERVE

INVESTMENT INCOME

Income:

Interest .................................       $ 2,522,970        $ 9,678,027
                                                 -----------        -----------
Expenses (Note 2):

Management fees ..........................           203,339            763,533

Directors' fees and expenses .............               423              1,584
                                                 -----------        -----------
                                                     203,762            765,117
                                                 -----------        -----------
Net investment income ....................         2,319,208          8,912,910
                                                 -----------        -----------
Net realized loss
  on investments .........................              (380)            (3,329)
                                                 -----------        -----------
Net Increase in Net Assets
Resulting from Operations ................       $ 2,318,828        $ 8,909,581
                                                 ===========        ===========

See Notes to Financial Statements


16      STATEMENTS OF OPERATIONS               AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED MARCH 31, 1998                       PREMIUM                         PREMIUM
AND MARCH 31, 1997                         GOVERNMENT RESERVE               CAPITAL RESERVE

Increase in Net Assets                      1998             1997             1998             1997

OPERATIONS

Net investment income ...........   $   2,319,208    $   1,536,552    $   8,912,910    $   7,139,688

Net realized loss
  on investments ................            (380)            --             (3,329)            (387)
                                    -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations .....       2,318,828        1,536,552        8,909,581        7,139,301
                                    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ......      (2,319,208)      (1,536,552)      (8,912,910)      (7,139,688)
                                    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold .......     115,269,165       57,200,249      380,763,052      244,535,922

Proceeds from reinvestment
  of distributions ..............       2,261,393        1,457,750        8,514,911        6,775,632

Payments for shares redeemed ....    (111,873,462)     (46,010,775)    (360,745,777)    (230,769,999)
                                    -------------    -------------    -------------    -------------
Net increase in net assets
  from capital share transactions       5,657,096       12,647,224       28,532,186       20,541,555
                                    -------------    -------------    -------------    -------------
Net increase in net assets ......       5,656,716       12,647,224       28,528,857       20,541,168

NET ASSETS

Beginning of year ...............      38,837,988       26,190,764      153,957,833      133,416,665
                                    -------------    -------------    -------------    -------------
End of year .....................   $  44,494,704    $  38,837,988    $ 182,486,690    $ 153,957,833
                                    =============    =============    =============    =============
TRANSACTIONS IN SHARES
OF THE FUNDS

Sold ............................     115,269,165       57,200,249      380,763,071      244,535,922

Issued in reinvestment
  of distributions ..............       2,261,393        1,457,750        8,514,911        6,775,632

Redeemed ........................    (111,873,462)     (46,010,775)    (360,745,777)    (230,769,999)
                                    -------------    -------------    -------------    -------------
Net increase ....................       5,657,096       12,647,224       28,532,205       20,541,555
                                    =============    =============    =============    =============

See Notes to Financial Statements


ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS       17


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Premium Reserves, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Premium Government Reserve Fund (Government Reserve) and American Century - Benham Premium Capital Reserve Fund (Capital Reserve) (the Funds) are two of the three funds issued by the Corporation. The investment objective of Government Reserve and Capital Reserve is to obtain as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS -- Securities are valued at amortized cost, which approximates current value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the Funds' custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. The Funds do not expect to realize any long-term capital gains and, accordingly do not expect to pay any long-term capital gains distributions.

    At March 31, 1998, accumulated net realized short-term capital loss carryovers of $2,814 for Capital Reserve (expiring 2004 through 2006) may be used to offset future taxable gains. The Fund has elected to treat $1,560 of net capital losses incurred in the five month period ended March 31, 1998, as having been incurred in the following fiscal year.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

    ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


18      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The annual management fee for each Fund is 0.45%.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       19


                             FINANCIAL HIGHLIGHTS
                          PREMIUM GOVERNMENT RESERVE

                    For a Share Outstanding Throughout the Years Ended March 31

                                       1998             1997             1996             1995             1994
PER-SHARE DATA

Net Asset Value,
Beginning of Year ..........     $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                 ----------       ----------       ----------       ----------       ----------
Income From
  Investment Operations

  Net Investment Income ....           0.05             0.05             0.05             0.05             0.03
                                 ----------       ----------       ----------       ----------       ----------
Distributions

  From Net Investment Income          (0.05)           (0.05)           (0.05)           (0.05)           (0.03)
                                 ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Year     $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                 ==========       ==========       ==========       ==========       ==========
  Total Return(1) ..........           5.25%            5.07%            5.49%            4.62%            2.75%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......           0.45%            0.45%            0.44%            0.45%            0.45%

Ratio of Net Investment
  Income to Average
  Net Assets ...............           5.13%            4.96%            5.30%            4.84%            2.72%

Net Assets, End
of Year (in thousands) .....     $   44,495       $   38,838       $   26,191       $   16,381       $    5,459

(1) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

See Notes to Financial Statements


20      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                            PREMIUM CAPITAL RESERVE

                    For a Share Outstanding Throughout the Years Ended March 31

                                        1998              1997              1996              1995             1994
PER-SHARE DATA

Net Asset Value,
Beginning of Year ..........     $      1.00       $      1.00       $      1.00       $      1.00       $      1.00
                                 -----------       -----------       -----------       -----------       -----------
Income From
  Investment Operations

  Net Investment Income ....            0.05              0.05              0.05              0.05              0.03
                                 -----------       -----------       -----------       -----------       -----------
Distributions

  From Net Investment Income           (0.05)            (0.05)            (0.05)            (0.05)            (0.03)
                                 -----------       -----------       -----------       -----------       -----------
Net Asset Value, End of Year     $      1.00       $      1.00       $      1.00       $      1.00       $      1.00
                                 ===========       ===========       ===========       ===========       ===========
  Total Return(1) ..........            5.38%             5.13%             5.58%             4.66%             2.81%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......            0.45%             0.45%             0.45%             0.45%             0.45%

Ratio of Net Investment
  Income to Average
  Net Assets ...............            5.26%             5.01%             5.50%             4.76%             2.83%

Net Assets, End
of Year (in thousands) .....     $   182,487       $   153,958       $   133,417       $   138,428       $    38,823

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       21


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
American Century Premium Reserves, Inc.:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century - Benham Premium Government Reserve Fund and American Century - Benham Premium Capital Reserve Fund (the "Funds"), two of the funds comprising American Century Premium Reserves, Inc., as of March 31, 1998, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial statements and the financial highlights of the Funds for each of the years in the four-year period ended March 31, 1997 were audited by other auditors whose report, dated April 25, 1997, expressed an unqualified opinion on those statements and financial highlights.


  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century - Benham Premium Government Reserve Fund and American Century - Benham Premium Capital Reserve Fund as of March 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
April 30, 1998


22      INDEPENDENT AUDITORS' REPORT           AMERICAN CENTURY INVESTMENTS


                        RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


ANNUAL REPORT                        RETIREMENT ACCOUNT INFORMATION       23


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    PREMIUM GOVERNMENT RESERVE and PREMIUM CAPITAL RESERVE seek to provide interest income while maintaining a stable share price. Premium Government Reserve invests in U.S. government money market securities, while Premium Capital Reserve invests in a diversified portfolio of money market securities.

    An investment in the funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the funds will be able to maintain a stable net asset value of $1 per share.

COMPARATIVE INDICES

    The following index is used in the report for a fund performance comparison. It is not an investment product available for purchase.

    The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper categories for the Premium Reserve Money Market funds are:

    INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUNDS (Premium Government Reserve)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    INSTITUTIONAL MONEY MARKET FUNDS (Premium Capital Reserve)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest in high-quality financial instruments rated in the top two grades.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
Portfolio Managers                 Amy O'Donnell, Denise Tabacco,
                                   John Walsh

Credit Research Manager            Greg Afiesh
--------------------------------------------------------------------------------

24      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 20-21.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* ASSET-BACKED SECURITIES--debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans or mortgages.

* CERTIFICATES OF DEPOSIT (CDS)--CDs represent a bank's obligation to repay money deposited with it for a specified period of time.

* COMMERCIAL PAPER (CP)--short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues.

* REPURCHASE AGREEMENTS (REPOS)--short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).

* U.S. GOVERNMENT AGENCY NOTES--intermediate-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued with maturities ranging from three months to 30 years, but the funds only invest in those with remaining maturities of 13 months or less.

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES--short-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency discount notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* U.S. TREASURY BILLS (T-BILLS)--short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months to one year.

* U.S. TREASURY NOTES (T-NOTES)--intermediate-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-notes are issued with maturities ranging from two to 10 years, but the funds only invest in those with remaining maturities of 13 months or less.

* VARIABLE-RATE NOTES (VRNS)--debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate.


ANNUAL REPORT                                              GLOSSARY       25

[american century logo(reg. sm)]
            American
        Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY PREMIUM RESERVES, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

9805           [recycled logo]
SH-BKT-12404      Recycled

                                    ANNUAL
                                    REPORT

                        [american century logo(reg. sm)]
                                    American
                                Century(reg.tm)


                                MARCH 31, 1998

                                    BENHAM
                                     GROUP

                                 Premium Bond

                               TABLE OF CONTENTS
Report Highlights .......................................................      1
Our Message to You ......................................................      2
Market Perspective ......................................................      3
Performance & Portfolio Information .....................................      4
Management Q & A ........................................................      5
Schedule of Investments .................................................      8
Statement of Assets and Liabilities .....................................     12
Statement of Operations .................................................     13
Statements of Changes in Net Assets .....................................     14
Notes to Financial Statements ...........................................     15
Financial Highlights ....................................................     17
Independent Auditors' Report ............................................     18
Retirement Account Information ..........................................     19
Background Information
           Investment Philosophy & Policies .............................     20
           Comparative Indices ..........................................     20
           Lipper Rankings ..............................................     20
           Investment Team Leaders ......................................     20
Glossary ................................................................     21

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century          Twentieth Century
         Group                     Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
     Premium Bond

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                                                AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Favorable economic conditions continued during the 12 months ended March 31, 1998. Low inflation and healthy economic growth provided an excellent backdrop for investors in U.S. financial markets.

*   Low  inflation--and  low inflation  expectations--caused  interest  rates to
    fall.The  U.S.  bond  market  rallied,   with  intermediate-  and  long-term
    securities producing double-digit returns.

* Long-term Treasury yields fell sharply. However, short-term Treasury yields remained relatively stable, reflecting the fact that the Federal Reserve kept short-term interest rates unchanged during the period.

* Falling long-term rates and relatively stable short-term rates created a flat Treasury yield curve. In other words, long-term bonds didn't yield much more than short-term securities. Bond investors lost some incentive for taking on the risk of longer-maturity securities.

* Treasury securities outperformed other sectors such as corporates, agencies and mortgage-backeds. Treasurys typically outperform other bond sectors when interest rates fall sharply.

* Supply and demand factors were also favorable. A federal budget surplus resulted in less Treasury issuance, and overseas financial woes made U.S. bonds attractive to foreign investors.

MANAGEMENT Q & A

* Premium Bond posted its second-highest fiscal-year total return since it opened in 1993. Only in the year ended March 31, 1996, has the fund's fiscal-year return been higher than 11%. (See Total Returns on page 4.)

* As well as the fund performed for the period, it was outperformed by its benchmark, the Lehman Aggregate Bond Index. One reason was Premium Bond's overweighting in corporate bonds, which underperformed. In addition, a slightly conservative duration for part of the year held the fund back a bit when rates fell and bonds rallied. (Duration is a measure of interest rate sensitivity.)

* Although we positioned the portfolio's asset mix close to the benchmark's during the first part of the year, the corporate bond sell-off in the fourth quarter of 1997 provided an opportunity to expand our corporate bond holdings.

* Because we expect interest rates to remain relatively low going forward, we will look to build positions in corporate bonds, mortgage-backed securities and other bonds that offer higher yields than Treasury bonds.


                 PREMIUM BOND

TOTAL RETURNS:              AS OF 3/31/98
     6 Months                      4.18%*
     1 Year                        11.14%

30-DAY SEC YIELD:                   5.87%

NET ASSETS:                 $65.2 million
     (AS OF 3/31/98)

INCEPTION DATE:                    4/1/93

TICKER SYMBOL:                      ACBPX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 21.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    The U.S. bond market rallied during the 12 months ended March 31, 1998. Low inflation, a strong U.S. dollar, an improving federal budget, and a healthy economy created an ideal environment for bonds. Premium Bond's double-digit returns reflected this environment.

    The past year has been eventful for American Century. We gained a powerful business partner in January when J.P. Morgan, one of the oldest, largest and most respected financial service institutions in the U.S., became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a highly diverse menu of investment options and services.

    Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December. With the integration of Benham and Twentieth Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Jim created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    We're also working  hard to prepare our  computer  systems for the year 2000
(Y2K). The Y2K problem, which has been widely publicized in the financial press, refers to the possible inability of computer systems to distinguish between the years 1900 and 2000 when the new millennium begins. Like other financial companies, many of our computer operations involve some type of date comparison or date calculation. Although much of our system is already Y2K compliant, we anticipate the rest will be in compliance by the end of this year.

    In closing, we are proud to note that 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility. We believe American Century has an outstanding lineup of funds to help you reach your financial goals.

    Thank you for your investment.

Sincerely,

/s/James E. Stowers, Jr.                     /s/James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Chairman of the Board and Founder            Chief Executive Officer


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line graph - data below]

FALLING AND FLATTENING TREASURY YIELD CURVE

                     3/31/97         3/31/98
 YEARS TO
 MATURITY
     1               5.997%          5.380%
     2               6.411%          5.559%
     3               6.562%          5.581%
     4               6.655%          5.597%
     5               6.748%          5.612%
     6               6.779%          5.620%
     7               6.811%          5.628%
     8               6.842%          5.635%
     9               6.874%          5.643%
    10               6.905%          5.651%
    11               6.915%          5.665%
    12               6.924%          5.679%
    13               6.934%          5.693%
    14               6.943%          5.707%
    15               6.953%          5.721%
    16               6.962%          5.735%
    17               6.972%          5.749%
    18               6.981%          5.763%
    19               6.991%          5.777%
    20               7.000%          5.792%
    21               7.010%          5.806%
    22               7.019%          5.820%
    23               7.029%          5.834%
    24               7.038%          5.848%
    25               7.048%          5.862%
    26               7.057%          5.876%
    27               7.067%          5.890%
    28               7.076%          5.904%
    29               7.086%          5.918%
    30               7.095%          5.932%

DOUBLE-DIGIT RETURNS

    While U.S. stocks grabbed most of the attention, U.S. bonds quietly posted double-digit returns for the 12 months ended March 31, 1998. Inflation--and inflation expectations--remained low, and interest rates generally fell, boosting bond prices. Long-term bonds, which are most sensitive to interest rate changes, outperformed intermediate- and short-term securities. For example, the 30-year Treasury bond produced a total return of 22.6%, the 10-year Treasury note returned 15.4% and the two-year Treasury note returned 7.5%.

SECTOR RETURNS STRONG BUT VARIED

    Most U.S. bond sectors performed well. Treasury securities finished on top, despite strong demand for higher-yielding securities such as corporate and mortgage-backed bonds. These securities suffered setbacks that reduced their returns. For example, the Asian crisis hurt the performance of corporate bonds as investors questioned corporate financial health. Falling interest rates triggered a wave of mortgage refinancing, which had a negative effect on mortgage-backed securities. When mortgages are refinanced, it shortens the life of mortgage-backed securities and forces investors to reinvest in lower-yielding securities. But despite the volatility, mortgages and corporates produced double-digit returns--the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index returned 11.1%, and the Lehman Brothers Corporate Bond Index returned 13.0%.

ECONOMIC STORY UNCHANGED

    Healthy economic growth and low inflation continued to prevail during the period. The U.S. economy grew by 3.6% for the year, powered by strong consumer spending, and unemployment remained below 5%. Long-term interest rates trended downward as inflation expectations remained low. Asia's economic problems, which translated into lower commodity and export prices, exerted downward pressure on U.S. prices. The consumer price index, viewed as the broadest gauge of costs for U.S. goods and services, rose by just 1.4% for the year.

FLATTENING YIELD CURVE

    The Federal Reserve, not seeing any convincing signs of inflation, left short-term interest rates unchanged at 5.5%. However, yields on long-term Treasury bonds fell more than a full percentage point. This resulted in the "flat" yield curve shown in the accompanying graph. The yield difference between a six-month Treasury bill and a 30-year Treasury bond was just 68 basis points on March 31, 1998, compared with 182 basis points at the start of the period. (A basis point equals 0.01%.)

DIMINISHING SUPPLY, STRONG DEMAND

    The U.S. government is projected to generate a budget surplus for the first time in 30 years. As a result, the Treasury is reducing the amount of new securities it issues. At the same time, demand remains strong. Global investors are attracted to U.S. Treasury bonds, particularly in times of political or financial unrest. This "flight to quality" was illustrated during the Asian crisis in late October, when stock markets throughout the world fell sharply. We expect these favorable supply and demand factors to continue in 1998.


ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                      PERFORMANCE & PORTFOLIO INFORMATION

                                                                              AVERAGE ANNUAL RETURNS
                                           6 MONTHS          1 YEAR           3 YEARS      LIFE OF FUND(2)
-------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF MARCH 31, 1998(1)

Premium Bond ..............................  4.18%           11.14%            9.03%        6.45%

Lehman Aggregate Bond Index ...............  4.55%           11.99%            9.18%        6.94%

Average A-Rated Corporate Debt Fund(3) ....  4.15%           11.63%            8.73%        6.60%(4)

Fund's Ranking Among
A-Rated Corporate Debt Funds(3) ...........   --          79 out of 139    35 out of 113   32 out of 65(4)

(1) Returns for periods less than one year are not annualized.

(2) Inception date was April 1, 1993.

(3) According to Lipper Analytical Services.

(4) Since 4/30/93, the date nearest the fund's inception for which data are available.

See pages 20-21 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $100,000 OVER LIFE OF FUND
$100,000 investment made 4/1/93

                                 Value on 3/31/98
                     Premium Bond        Lehman Aggregate Bond Index
4/1/93                 $100,000                  $100,000
Apr-93                 $100,740                  $100,700
May-93                 $100,300                  $100,820
Jun-93                 $101,870                  $102,650
Jul-93                 $102,460                  $103,230
Aug-93                 $104,460                  $105,040
Sep-93                 $104,620                  $105,330
Oct-93                 $104,890                  $105,720
Nov-93                 $104,020                  $104,820
Dec-93                 $104,530                  $105,390
Jan-94                 $105,970                  $106,820
Feb-94                 $103,370                  $104,960
Mar-94                 $100,910                  $102,370
Apr-94                 $99,910                   $101,550
May-94                 $99,770                   $101,540
Jun-94                 $99,530                   $101,320
Jul-94                 $101,650                  $103,330
Aug-94                 $101,540                  $103,460
Sep-94                 $100,020                  $101,930
Oct-94                 $99,810                   $101,840
Nov-94                 $99,590                   $101,620
Dec-94                 $100,250                  $102,320
Jan-95                 $102,120                  $104,340
Feb-95                 $104,630                  $106,820
Mar-95                 $105,430                  $107,480
Apr-95                 $106,990                  $108,980
May-95                 $111,950                  $113,200
Jun-95                 $112,630                  $114,030
Jul-95                 $112,070                  $113,770
Aug-95                 $113,680                  $115,150
Sep-95                 $114,820                  $116,270
Oct-95                 $116,560                  $117,780
Nov-95                 $118,530                  $119,540
Dec-95                 $120,400                  $121,220
Jan-96                 $121,110                  $122,030
Feb-96                 $118,510                  $119,910
Mar-96                 $117,580                  $119,070
Apr-96                 $116,750                  $118,400
May-96                 $116,420                  $118,160
Jun-96                 $117,860                  $119,750
Jul-96                 $118,130                  $120,080
Aug-96                 $117,910                  $119,880
Sep-96                 $119,980                  $121,960
Oct-96                 $122,820                  $124,670
Nov-96                 $125,150                  $126,800
Dec-96                 $123,690                  $125,620
Jan-97                 $123,960                  $126,010
Feb-97                 $124,310                  $126,320
Mar-97                 $122,960                  $124,920
Apr-97                 $124,600                  $126,790
May-97                 $125,630                  $127,990
Jun-97                 $127,030                  $129,510
Jul-97                 $130,500                  $133,000
Aug-97                 $129,230                  $131,870
Sep-97                 $131,170                  $133,810
Oct-97                 $133,140                  $135,750
Nov-97                 $133,530                  $136,380
Dec-97                 $134,640                  $137,750
Jan-98                 $136,400                  $139,520
Feb-98                 $136,090                  $139,410
Mar-98                 $136,650                  $139,890

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE
                                       3/31/98         3/31/97
Number of Securities                     98               47
Weighted Average Maturity            10.7 years        8.6 years
Average Duration                      4.7 years        4.6 years
Expense Ratio                           0.45%            0.45%


YIELD AS OF MARCH 31, 1998
                                       30-DAY
                                        SEC
                                       YIELD
Premium Bond                           5.87%

Yield is defined in the Glossary on page 21.


4      PERFORMANCE & PORTFOLIO INFORMATION        AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

    An interview with Bud Hoops and Jeff Houston, portfolio managers on the Premium Bond fund investment team.

HOW DID THE FUND PERFORM OVER THE LAST YEAR?

    Premium Bond produced a double-digit total return for the fiscal year ended March 31, 1998, reflecting the generally strong performance of the U.S. bond market. The fund returned 11.14%, while its benchmark, the Lehman Aggregate Bond Index, returned 11.99%. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT CAUSED THE RETURN DISPARITY BETWEEN THE FUND AND ITS BENCHMARK?

    Two factors caused most of the difference--the fund's duration and its asset allocation.

    Duration measures a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more you gain when rates fall, and the more you lose when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change. Premium Bond's duration was shorter than that of its benchmark at various times during the fiscal year, so the fund didn't benefit as much from the declining interest rate environment as the benchmark.

    The second factor behind the performance gap was our decision to overweight corporate bonds, which underperformed Treasurys. The Asian economic crisis created concerns about a global slowdown and the possible negative effects on corporate profits and credit quality. This led to a corporate bond sell-off during the fourth quarter of 1997, when many bond investors switched to the relative safety of Treasury securities.

[bar graph - data below]

PREMIUM BOND'S ONE-YEAR RETURNS SINCE INCEPTION
(Periods ended March 31)

                  Premium Bond       Lehman Aggregate Bond Index
3/94                  0.92%                   2.37%
3/95                  4.48%                   4.99%
3/96                 11.53%                  10.79%
3/97                  4.57%                   4.91%
3/98                 11.14%                  11.99%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 20 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


ANNUAL REPORT                                      MANAGEMENT Q & A       5


                                MANAGEMENT Q&A

    Although investor demand eventually returned as corporates became a better value relative to Treasurys, the intensity of the fourth-quarter downturn was enough to affect the fund's overall performance.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE YEAR?

    During the first half of the fiscal year, we brought the portfolio more in line with its benchmark. By September, the fund more closely resembled the taxable U.S. fixed-income market as a whole, which includes a blend of Treasury bonds, mortgage-backed securities and corporate bonds.

    However, we boosted our holdings in corporate bonds during the past six months. By March 31, 1998, about 26% of the fund was invested in corporates, compared to 20% for the benchmark.

WHY DID YOU EXPAND THE FUND'S CORPORATE BOND HOLDINGS?

    The corporate bond sell-off in the fourth quarter of 1997, while painful in the short term, provided a window of opportunity to find good bonds with attractive yields relative to Treasury securities. Corporate bonds have traditionally offered higher yields than Treasurys to compensate for their greater credit risk. The spread, or difference, between corporate and Treasury yields fluctuates as market conditions change.

    For most of the 1990s, the yield spreads between high-grade corporate bonds and Treasurys of similar maturity have narrowed because corporates generally benefited from improving economic conditions and strong investor demand. This declining yield spread made finding attractive values among corporate securities more difficult--until the fourth-quarter sell-off widened the spread.

CAN YOU GIVE SOME EXAMPLES OF RECENT PURCHASES?

    In late 1997 and early 1998, we bought what we considered to be bonds of well-run corporations in industry sectors we favored. For example, we purchased bonds issued by Ameritech, a regional telephone company with a strong balance sheet. At the time, demand for corporate bonds was low, while supply was heavy because of falling interest rates. As a result, the bond was priced attractively compared with Treasurys, and we were confident that we could sell it later at a higher price. Typically, a bond rated AA like Ameritech would offer only a modest yield advantage over a comparable U.S. Treasury note. Instead, at the time we bought it, the bond's yield was 72 basis points more than the 10-year Treasury note yield.

    In addition, we found value in sectors as diverse as AAA-rated utility bonds in California, regional electric companies in the United Kingdom, and various asset-backed security sectors.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/98)
U.S. Treasury Securities    27%
Corporate Bonds             26%
Mortgage-Backed
   Securities               25%
Asset-Backed Securities      7%
Cash                         7%
Other                        8%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
U.S. Treasury Securities    47%
Corporate Bonds             18%
Mortgage-Backed
   Securities               17%
Cash                         7%
U.S. Government
   Agency Notes              5%
Other                        6%


6      MANAGEMENT Q & A                           AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

(Asset-backed securities are debt securities that represent ownership in a pool of assets, such as credit card debt, auto loans or home equity loans.) We liked asset-backed securities because we found good values and yields along with a AAA rating.

WHAT IS THE POTENTIAL IMPACT OF A FEDERAL BUDGET SURPLUS ON THE FUND?

    It should be mostly positive. The surplus means the government's borrowing needs will shrink, and the Treasury has already announced reductions in the amount of securities it will issue going forward. The lower supply of Treasurys should boost their prices, and we also expect investors to buy more bonds in other sectors of the U.S. market as Treasurys become scarcer. All else being equal, the end result should be higher prices and lower yields for all U.S. bond sectors, as well as favorable returns for fund holdings.

WHAT IS YOUR OUTLOOK FOR THE U.S. BOND MARKET?

    As long as inflation stays low and economic growth remains healthy, the bond market should be a good place to be. Although unemployment is low and wage pressures are mounting, there is still no sign of inflation. U.S. economic growth is strong, but it has constraints --the Asian economic crisis is projected to reduce U.S. growth somewhat. The federal government is running its first budget surplus in 30 years, which reduces bond supply and exerts downward pressure on interest rates. The stock market could become more volatile as it attempts to scale new heights, possibly prompting investors to buy bonds as a diversification vehicle.

WITH THIS OUTLOOK IN MIND, WHAT IS YOUR STRATEGY FOR THE FUND GOING FORWARD?

    Because we believe that interest rates are likely to remain within their current range--between 5.50% and 6.25% for the 30-year Treasury bond, for example--we intend to keep the fund's duration near that of its benchmark, which is currently 4.5 years. In addition, we will continue to emphasize corporate bonds, mortgage-backed securities and other investments that offer higher yields than U.S. Treasury bonds. We'll be working closely with our credit research staff to uncover attractively valued securities with the potential to enhance returns.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 3/31/98)
AAA             74%
AA               3%
A                9%
BBB             14%


PORTFOLIO COMPOSITION BY CREDIT RATING (as of 9/30/97)
AAA             79%
AA               3%
A                9%
BBB              9%


ANNUAL REPORT                                      MANAGEMENT Q & A      7


                            SCHEDULE OF INVESTMENTS

MARCH 31, 1998

Principal Amount                                                    Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

             $   5,000,000  U.S. Treasury Notes, 6.25%,
                                3/31/99(1)                       $  5,036,000

                   300,000  U.S. Treasury Notes, 7.125%,
                                9/30/99                               306,525

                 1,000,000  U.S. Treasury Notes, 5.625%,
                                12/31/99                            1,000,800

                   400,000  U.S. Treasury Notes, 7.75%,
                                1/31/00(1)                            414,740

                 1,000,000  U.S. Treasury Notes, 6.375%,
                                5/15/00(1)                          1,015,220

                   200,000  U.S. Treasury Notes, 6.625%,
                                7/31/01                               205,768

                 1,000,000  U.S. Treasury Notes, 7.50%,
                                11/15/01(1)                         1,059,070

                 1,000,000  U.S. Treasury Notes, 6.625%,
                                3/31/02(1)                          1,033,030

                   300,000  U.S. Treasury Notes, 5.50%,
                                1/31/03                               297,996

                   200,000  U.S. Treasury Notes, 6.625%,
                                5/15/07                               212,270

                 1,000,000  U.S. Treasury Bonds, 12.00%,
                                8/15/08                             1,469,070

                 1,000,000  U.S. Treasury Bonds, 9.25%,
                                2/15/16                             1,354,570

                 1,400,000  U.S. Treasury Bonds, 8.875%,
                                8/15/17                             1,857,226

                   400,000  U.S. Treasury Bonds, 7.125%,
                                2/15/23                               456,588

                   300,000  U.S. Treasury Bonds, 7.50%,
                                11/15/24                              358,968

                   475,000  U.S. Treasury Bonds, 7.625%,
                                2/15/25                               576,593

                   300,000  U.S. Treasury Bonds, 6.00%,
                                2/15/26                               299,973

                   850,000  U.S. Treasury Bonds, 6.375%,
                                8/16/27                               898,560

                   250,000  U.S. Treasury Bonds, 6.125%,
                                11/15/27                              256,390
                                                            --------------------

TOTAL U.S. TREASURY SECURITIES -- 26.8%                            18,109,357
                                                            --------------------
   (Cost $17,464,361)


Principal Amount                                                    Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES

                $1,000,000  FHLMC, 6.10%, 11/27/00               $  1,000,660

                   500,000  FHLMC, 7.09%, 11/24/06                    503,605

                   500,000  FNMA MTN, 7.00%, 2/20/07                  513,750

                 1,000,000  FNMA MTN, 7.49%, 5/22/07                1,029,620
                                                            --------------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES -- 4.5%                                           3,047,635
                                                            --------------------
   (Cost $2,998,072)

MORTGAGE-BACKED SECURITIES(2)

                   982,226  FHLMC Pool #E68523,
                                6.50%, 10/7/03                        987,205

                   461,158  FHLMC Pool #D75034, 8.50%,
                                10/1/26                               482,260

                   987,527  FHLMC Pool #C00578, 6.50%,
                                1/1/28                                979,171

                 1,317,499  FNMA Pool #272894, 6.00%,
                                2/1/09                              1,304,573

                   887,972  FNMA Pool #392607, 7.00%,
                                7/1/12                                904,540

                   946,739  FNMA Pool #405425, 7.00%,
                                12/1/27                               957,426

                   757,500  FNMA Pool #413812, 6.50%,
                                1/1/28                                750,143

                 1,279,895  GNMA Pool #313107, 7.00%,
                                11/15/22                            1,298,324

                   107,560  GNMA Pool #407141, 9.25%,
                                2/15/25                               116,343

                   327,648  GNMA Pool #408099, 8.75%,
                                3/15/25                               352,162

                   154,034  GNMA Pool #407254, 9.25%,
                                3/15/25                               166,612

                   229,054  GNMA Pool #432437, 7.50%,
                                4/15/27                               235,215

                   950,958  GNMA Pool #447692, 7.50%,
                                5/15/27                               976,537

                   896,568  GNMA Pool #423061, 8.00%,
                                6/15/27                               929,523

                   565,919  GNMA Pool #443782, 7.50%,
                                11/15/27                              581,141

                   158,205  GNMA Pool #461011, 7.50%,
                                11/15/27                              162,461

See Notes to Financial Statements


8      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

MARCH 31, 1998

Principal Amount                                                       Value
--------------------------------------------------------------------------------

                $  699,320  GNMA Pool #467626, 7.00%,
                                2/15/28                           $     707,208

                   693,000  GNMA Pool #458862, 7.50%,
                                2/15/28                                 711,586
                                                               -----------------

TOTAL MORTGAGE-BACKED
SECURITIES -- 18.6%                                                  12,602,430
                                                               -----------------
   (Cost $12,442,011)

FORWARD COMMITMENTS

                 2,000,000  FNMA purchase, 7.00%, settlement
                                4/1/98                                2,021,874

                 2,000,000  FNMA purchase, 7.50%, settlement
                                4/13/98                               2,051,874
                                                               -----------------

TOTAL FORWARD COMMITMENTS -- 6.0%                                     4,073,748
                                                               -----------------
   (Cost $4,074,375)

ASSET-BACKED SECURITIES(2)

                   600,000  California Infrastructure SCE-1,
                                Series 1997-1, Class A6, 6.38%,
                                4/27/05                                 608,523

                 1,000,000  CIT RV Trust, Series 1997 A,
                                Class A6, 6.35%, 11/15/00             1,006,835

                   600,000  Green Tree Financial Corp.,
                                Series 1995-7, Class A3,  6.35%,
                                11/15/26                                602,583

                 1,000,000  Money Store (The) Home Equity
                                Trust, Series 1997 C, Class AF6,
                                6.67%, 3/1/03                         1,007,045

                   404,599  Textron Financial Corp. Receivables
                                Trust, Series 1997 A, Class A,
                                6.05%, 3/16/09 (Acquired
                                9/18/97, Cost $499,337)(3)              405,062

                   500,000  United Companies Financial Corp.,
                                Home Equity Loan, Series
                                1996 D1, Class A5, 6.92%,
                                10/15/18                                509,143

                   500,000  United Companies Financial Corp.,
                                Home Equity Loan, Series
                                1997 C, Class A7, 6.85%,
                                1/15/29                                 505,578

                   398,696  World Omni Automobile Lease
                                Securitization, Series 1996 B,
                                Class A2, 6.20%, 11/15/02               399,858
                                                               -----------------

TOTAL ASSET-BACKED SECURITIES -- 7.5%                                 5,044,627
                                                               -----------------
   (Cost $4,995,412)


Principal Amount                                                       Value
--------------------------------------------------------------------------------

CORPORATE BONDS

AIRLINES -- 0.7%

               $   461,785  Delta Air Lines, Inc., 7.54%,
                                10/11/11                          $     485,211
                                                               -----------------

AUTOMOBILES & AUTO PARTS -- 0.5%

                   350,000  General Motors Corp., 7.00%,
                                6/15/03                                 362,082
                                                               -----------------

BANKING -- 3.0%

                   250,000  Corestates Capital Corp., 5.875%,
                                10/15/03                                245,890

                   200,000  First Union Corp., 8.77%,
                                11/15/04                                208,642

                   300,000  MBNA Corp., 6.875%, 10/1/99                 303,144

                   500,000  MBNA Global Capital Securities,
                                VRN, 6.45%, 5/1/98, resets
                                quarterly off the 3-month LIBOR
                                plus 0.80% with no caps                 460,676

                   500,000  National Bank of Canada, 8.125%,
                                8/15/04                                 542,290

                   300,000  Santander Financial Issuances Ltd.,
                                6.375%, 2/15/11                         291,396
                                                               -----------------

                                                                      2,052,038
                                                               -----------------

CHEMICALS & RESINS -- 0.6%

                   300,000  ARCO Chemical Co., 10.25%,
                                11/1/10                                 400,599
                                                               -----------------

COMMUNICATIONS SERVICES -- 4.0%

                   350,000  Ameritech Capital Funding, 6.15%,
                                1/15/08                                 347,928

                   350,000  Cable & Wireless Communications,
                                6.625%, 3/6/05                          352,191

                   400,000  TCI Communications, Inc., 6.375%,
                                9/15/99                                 400,552

                   500,000  TKR Cable Inc., 10.50%,
                                10/30/99                                552,445

                   500,000  WorldCom Inc., 8.875%, 1/15/01              545,000

                   500,000  WorldCom Inc., 7.55%, 4/1/04                525,970
                                                               -----------------

                                                                      2,724,086
                                                               -----------------

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       9


                            SCHEDULE OF INVESTMENTS

MARCH 31, 1998

Principal Amount                                                       Value
--------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC COMPONENTS -- 1.0%

               $   200,000  Anixter International Inc., 8.00%,
                                9/15/03                           $     211,604

                   500,000  Yorkshire Power Finance, 6.15%,
                                2/25/03 (Acquired 2/19/98,
                                Cost $500,000)(3)                       496,925
                                                               -----------------

                                                                        708,529
                                                               -----------------

ENERGY (PRODUCTION & MARKETING) -- 1.7%

                   750,000  Enron Corp., 6.625%, 11/15/05               759,075

                   400,000  Seagull Energy Corp., 7.50%,
                                9/15/27                                 415,068
                                                               -----------------

                                                                      1,174,143
                                                               -----------------

FINANCIAL SERVICES -- 4.4%

                   400,000  Advanta Corp., MTN, Series B,
                                7.00%, 5/1/01                           383,796

                   500,000  Associates Corp., N.A., 6.625%,
                                6/15/05                                 510,095

                   400,000  Dean Witter, Discover & Co.,
                                6.875%, 3/1/03                          411,080

                   200,000  Ford Motor Credit Co., 6.75%,
                                5/15/05                                 204,848

                   550,000  Lehman Brothers Holdings Inc.,
                                6.625%, 11/15/00                        555,385

                   250,000  Lehman Brothers Holdings Inc.,
                                MTN, Series 1998 E, 6.00%,
                                2/26/01                                 248,023

                   300,000  Paine Webber Group Inc., 7.875%,
                                2/15/03                                 317,193

                   400,000  Wharf International Finance Ltd.,
                                7.625%, 3/13/07                         358,532
                                                               -----------------

                                                                      2,988,952
                                                               -----------------

INSURANCE -- 0.7%

                   450,000  Zurich Capital Trust I, 8.38%,
                                6/1/37 (Acquired
                                5/28/97 through 6/11/97, Cost
                                $452,966)(3)                            491,576
                                                               -----------------

LEISURE -- 0.5%

                   350,000  Hilton Hotels Corp., 7.00%,
                                7/15/04                                 353,301
                                                               -----------------

MACHINERY & EQUIPMENT -- 0.5%

                   300,000  Time Warner Inc., 6.85%,
                                1/15/26                                 311,184
                                                               -----------------


Principal Amount                                                       Value
--------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES -- 0.7%

               $   450,000  United States Surgical Corp.,
                                7.25%, 3/15/08                    $     450,288
                                                               -----------------

METALS & MINING -- 0.9%

                   600,000  Barrick Gold Corp., 7.50%,
                                5/1/07                                  633,876
                                                               -----------------

OFFICE EQUIPMENT & SUPPLIES -- 0.6%

                   350,000  Xerox Capital Trust, 8.00%,
                                2/1/27 (Acquired 7/17/97,
                                Cost $364,084)(3)                       371,774
                                                               -----------------

PRINTING & PUBLISHING -- 0.4%

                   250,000  News America Inc., 6.625%,
                                1/9/08 (Acquired 2/12/98,
                                Cost $248,938)(3)                       247,230
                                                               -----------------

RAILROAD -- 0.6%

                   350,000  Norfolk Southern Corp., 7.90%,
                                5/15/97                                 397,173
                                                               -----------------

REAL ESTATE -- 2.2%

                   500,000  Chelsea GCA Realty Partners,
                                7.25%, 10/21/07                         510,315

                   450,000  Price REIT, Inc. (The), 7.25%,
                                11/1/00                                 458,604

                   500,000  Spieker Properties, Inc., 6.80%,
                                12/15/01                                509,060
                                                               -----------------

                                                                      1,477,979
                                                               -----------------

RETAIL (GENERAL MERCHANDISE) -- 0.6%

                   300,000  Sears, Roebuck & Co., Inc.,
                                9.375%, 11/1/11                         373,872
                                                               -----------------

TOBACCO -- 0.4%

                   250,000  Philip Morris Companies Inc.,
                                7.00%, 7/15/05                          256,252
                                                               -----------------

UTILITIES -- 1.9%

                   350,000  CalEnergy Co. Inc., 7.63%,
                                10/15/07                                350,921

                   500,000  Columbia Gas System, Inc. (The),
                                6.80%, 11/28/05                         512,500

                   400,000  Duke Power Co., 6.875%, 8/1/23              394,520
                                                               -----------------

                                                                      1,257,941
                                                               -----------------

TOTAL CORPORATE BONDS -- 25.9%                                       17,518,086
                                                               -----------------
   (Cost $17,203,901)

See Notes to Financial Statements


10      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

MARCH 31, 1998

Principal Amount                                                       Value
--------------------------------------------------------------------------------

SOVEREIGN GOVERNMENTS & AGENCIES -- 0.9%

                $  500,000  Hydro-Quebec, 8.05%, 7/7/24           $     580,050
                                                               -----------------
   (Cost $540,931)

MUNICIPAL OBLIGATION -- 2.8%

                 2,000,000  Massachusetts Water Resource
                                Auth. Rev., Series 1993 C,
                                4.75%, 12/1/23 (MBIA)                 1,867,760
                                                               -----------------
   (Cost $1,857,202)

TEMPORARY CASH INVESTMENTS

Repurchase Agreement, Goldman Sachs & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 5.65%, dated 3/31/98,
    due 4/1/98 (Delivery value $1,503,236)                            1,503,000

Repurchase Agreement, Merrill Lynch & Co., Inc.,
    (U.S. Treasury obligations), in a joint trading
    account at 5.90%, dated 3/31/98, due
    4/1/98 (Delivery value $3,191,523)                                3,191,000
                                                              ------------------

TOTAL TEMPORARY
CASH INVESTMENTS -- 7.0%                                              4,694,000
                                                              ------------------
   (Cost $4,694,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $67,537,693
                                                              ==================
   (Cost $66,270,265)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MBIA = MBIA Insurance Corp.

MTN = Medium Term Note

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Coupon rate indicated is effective March 31, 1998.

resets= The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Security, or a portion thereof, has been segregated for the forward commitments.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) Security was purchased under Rule 144A or section 4(2) of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 1998, was $2,012,567, which represented 3.1% of net assets.

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       11


                      STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

ASSETS

Investment securities, at value
  (identified cost of $66,270,265)
  (Note 3) ...............................................           $67,537,693

Cash .....................................................                   916

Receivable for capital shares sold .......................             1,071,222

Interest receivable ......................................               713,494
                                                                     -----------
                                                                      69,323,325
                                                                     -----------
LIABILITIES

Disbursements in excess
  of demand deposit cash .................................                   539

Payable for investments purchased ........................             4,084,042

Payable for capital shares redeemed ......................                 1,300

Accrued management fees (Note 2) .........................                24,390

Dividends payable ........................................                41,914
                                                                     -----------
                                                                       4,152,185
                                                                     -----------
Net Assets ...............................................           $65,171,140
                                                                     ===========
CAPITAL SHARES, $0.01 PAR VALUE

Authorized ...............................................            100,000,00
                                                                     ===========
Outstanding ..............................................             6,418,885
                                                                     ===========
Net Asset Value Per Share ................................           $     10.15
                                                                     ===========
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ..................            $63,501,81

Undistributed net investment income ......................                21,897

Accumulated undistributed net
  realized gain on investments ...........................               380,005

Net unrealized appreciation on
  investments (Note 3) ...................................             1,267,428
                                                                     -----------
                                                                     $65,171,140
                                                                     ===========

See Notes to Financial Statements


12     STATEMENT OF ASSETS AND LIABILITIES     AMERICAN CENTURY INVESTMENTS


                            STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 1998

INVESTMENT INCOME

Income:

Interest ................................................             $3,729,929
                                                                      ----------
Expenses (Note 2):

Management fees .........................................                258,139

Directors' fees and expenses ............................                    541
                                                                      ----------
                                                                         258,680
                                                                      ----------
Net investment income ...................................              3,471,249
                                                                      ----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments ........................                817,782

Change in net unrealized
  appreciation on investments ...........................              1,701,053
                                                                      ----------
Net realized and unrealized
  gain on investments ...................................              2,518,835
                                                                      ----------
Net Increase in Net Assets
  Resulting from Operations .............................             $5,990,084
                                                                      ==========

See Notes to Financial Statements


ANNUAL REPORT                               STATEMENT OF OPERATIONS       13


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 1998
AND MARCH 31, 1997

Increase in Net Assets                              1998               1997

OPERATIONS

Net investment income ..................       $  3,471,249        $  1,269,694

Net realized gain (loss)
  on investments .......................            817,782              (7,433)

Change in net unrealized
  appreciation (depreciation)
  on investments .......................          1,701,053            (393,769)
                                               ------------        ------------
Net increase in net assets
  resulting from operations ............          5,990,084             868,492
                                               ------------        ------------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income .............         (3,471,249)         (1,269,694)

From net realized gains from
   investment transactions .............           (387,844)               --
                                               ------------        ------------
Decrease in net assets
  from distributions ...................         (3,859,093)         (1,269,694)
                                               ------------        ------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ..............         72,857,318           7,964,953

Proceeds from reinvestment
  of distributions .....................          3,796,289           1,246,658

Payments for shares redeemed ...........        (35,363,449)         (7,339,935)
                                               ------------        ------------
Net increase in net assets
  from capital share transactions ......         41,290,158           1,871,676
                                               ------------        ------------
Net increase in net assets .............         43,421,149           1,470,474

NET ASSETS

Beginning of year ......................         21,749,991          20,279,517
                                               ------------        ------------
End of year ............................       $ 65,171,140        $ 21,749,991
                                               ============        ============
Undistributed net
  investment income ....................       $     21,897                --
                                               ============        ============
TRANSACTIONS IN SHARES
OF THE FUNDS

Sold ...................................          7,303,108             805,036

Issued in reinvestment
  of distributions .....................            376,344             126,431

Redeemed ...............................         (3,489,976)           (743,472)
                                               ------------        ------------
Net increase ...........................          4,189,476             187,995
                                               ============        ============
See Notes to Financial Statements


14      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Premium Reserves, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Premium Bond Fund (Premium Bond) is one of the three funds issued by the Corporation. The investment objective of Premium Bond is to obtain a high level of income from investments in a portfolio of longer-term bonds and other debt obligations. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FORWARD COMMITMENTS -- The Fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The Fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the Fund's custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

    ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       15


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 0.45%.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, totaled $112,762,209, including U.S. Treasury and Agency obligations totaling $94,862,365. Sales of investment securities, excluding short-term investments, totaled $73,627,005, including U.S. Treasury and Agency obligations totaling $71,102,376.

     As  of  March  31,  1998,  accumulated  net  unrealized   appreciation  was
$1,259,064, based on the aggregate cost of investments for federal income tax purposes of $66,278,629, which consisted of unrealized appreciation of $1,358,015 and unrealized depreciation of $98,951.


16      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                    For a Share Outstanding Throughout the Years Ended March 31

                                        1998             1997             1996             1995             1994
PER-SHARE DATA

Net Asset Value,
Beginning of Year ...........     $     9.76       $     9.93       $     9.46       $     9.64       $    10.00
                                  ----------       ----------       ----------       ----------       ----------
Income From Investment
  Operations

  Net Investment Income .....           0.61             0.61             0.61             0.59             0.46

  Net Realized and Unrealized
  Gain (Loss) on Investments            0.45            (0.17)            0.47            (0.18)           (0.36)
                                  ----------       ----------       ----------       ----------       ----------
  Total From Investment
  Operations ................           1.06             0.44             1.08             0.41             0.10
                                  ----------       ----------       ----------       ----------       ----------
Distributions

  From Net Investment Income           (0.61)           (0.61)           (0.61)           (0.59)           (0.46)

  From Net Realized
  Capital Gains .............          (0.06)            --               --               --               --
                                  ----------       ----------       ----------       ----------       ----------
  Total Distributions .......          (0.67)           (0.61)           (0.61)           (0.59)           (0.46)
                                  ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Year      $    10.15       $     9.76       $     9.93       $     9.46       $     9.64
                                  ==========       ==========       ==========       ==========       ==========
  Total Return(1) ...........          11.14%            4.57%           11.53%            4.48%            0.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .......           0.45%            0.45%            0.43%            0.45%            0.45%

Ratio of Net Investment
  Income to Average
  Net Assets ................           6.06%            6.20%            6.08%            6.30%            4.65%

Portfolio Turnover ..........            138%              63%              92%              51%             144%

Net Assets, End
of Period (in thousands) ....     $   65,171       $   21,750       $   20,280       $   10,334       $    8,080

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       17


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
American Century Premium Reserves, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century - Benham Premium Bond Fund (the "Fund"), one of the funds comprising American Century Premium Reserves, Inc., as of March 31, 1998, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the years in the four-year period ended March 31, 1997 were audited by other auditors whose report, dated April 25, 1997, expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century - Benham Premium Bond Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
April 30, 1998


18      INDEPENDENT AUDITORS' REPORT           AMERICAN CENTURY INVESTMENTS


                        RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


ANNUAL REPORT                        RETIREMENT ACCOUNT INFORMATION       19


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    PREMIUM BOND seeks a high level of income from investment in longer-term bonds and other debt instruments. It is designed for investors whose primary goal is a level of income higher than is generally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.

COMPARATIVE INDICES

    The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

    The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues and mortgage-backed securities.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper category for Premium Bond is:

    CORPORATE DEBT FUNDS RATED A --funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
   Portfolio Managers           Bud Hoops, Jeff Houston
   Credit Research Manager      Greg Afiesh
--------------------------------------------------------------------------------

20      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 17.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* ASSET-BACKED SECURITIES--debt securities that represent ownership in a pool of assets, such as credit card debt, auto loans or home equity loans.

* CORPORATE BONDS--debt securities or instruments issued by companies and corporations.

* MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).


ANNUAL REPORT                                              GLOSSARY       21

[american century logo(reg. sm)]
            American
        Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY PREMIUM RESERVES, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

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